SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2004

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


          DELAWARE                       0-26483                94-3236309
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                  (Address of Principal Administrative Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000

Item 5.  Other Events and Regulation FD Disclosure.

      On July 19, 2004 VaxGen Inc. announced that it intends to restate its financial statements for the years ended December 31, 2003 and 2002. Accordingly, annual and quarterly reports previously filed with the Securities and Exchange Commission for these periods should not be relied upon. For further information in this regard, please refer to VaxGen's report on Form 8-K filed on July 20, 2004.

      On July 20, 2004, VaxGen, Inc. received a letter from its former independent auditors, KPMG LLP, advising that because of VaxGen's announcement referred to above, it is KPMG's understanding that the management representations previously provided in connection with the audit of those financial statements have been withdrawn and, accordingly, they could no longer continue to be associated with the 2002 and 2003 financial statements and that their reports on VaxGen's 2002 and 2003 financial statements should no longer be relied upon. In its letter to VaxGen, KPMG has asked VaxGen to inform investors and others that they should not rely on the 2002 and 2003 financial statements and related reports.

      The letter is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements. Not applicable
      (b)   Financial Information. Not applicable
      (c)   Exhibits.

Exhibit No.       Description

99.1 Letter dated July 20, 2004 from KPMG LLP to the Board of Directors, VaxGen, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 VaxGen, Inc.
                                                 (Registrant)

Dated: July 20, 2004                           By: /s/ James M. Cunha
                                                   -----------------------------
                                                   James M. Cunha
                                                   Chief Financial Officer